August 31, 2004

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549

Re: Form 8-K
    Distribution Financial Services RV Trust 1999-3
    Registration no. 333-56303-03

On behalf of Distribution Financial Services RV Trust 1999-3 ("Registrant"), a Trust which was originated by ETCF Asset Funding Corporation, formerly Deutsche Recreational Asset Funding Corporation, a Nevada Corporation,
I am transmitting herewith for filing, pursuant to the requirements of the Securities and Exchange Commission's Electronic Data Gathering, Analysis and Retrieval System, Form 8-K.

Please send either confirmation or suspense notification to e-mail address:
Darius.ilgunas@etrade.com at your earliest convenience.

Sincerely,

/s/ Matt Pechulis

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Commission File Number:  333-56303-03

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934.

August 16, 2004
(Date of earliest event reporting)

DISTRIBUTION FINANCIAL SERVICES RV TRUST 1999-3
(Exact name of registrant)

State of Organization - New York

I.R.S. Employer Identification Number: 91-1904587

Principal Executive Offices

c/o Wells Fargo Bank, N.A.
Sixth and Marquette - N9311-161MAC
Minneapolis, Minnesota 55479
Telephone Number: 612-316-1816

Item 8.01.   Other Events.

A copy of the Monthly Payment Date Statement to Noteholders, as required by the Transfer and Servicing Agreement, is being filed as Exhibit 1 to this current report on Form 8-K.

Item 9.01.(c). Exhibits.

Exhibit
Number    Document Description
-------   --------------------------------------------------------
EX-1      Distribution Financial Services RV Trust 1999-3
          August 16, 2004 Payment Date Statement to Noteholders
          Per Section 5.08 of the Transfer and Servicing Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned hereunto duly authorized.

DISTRIBUTION FINANCIAL SERVICES RV TRUST 1999-3


By:     Wells Fargo Bank, N.A.
        Not in its individual capacity but solely as Owner Trustee


By:     /s/ Melissa Philibert
Title:  Corporate Trust Officer
Date:   August 31, 2004

EX-1
DISTRIBUTION FINANCIAL SERVICES RV TRUST 1999-3
Accounting Date:            11-Aug-04
Determination Date:         13-Aug-04
Monthly Payment Date:       16-Aug-04
Collection Period Ending:   31-Jul-04

I.  COLLECTION ACCOUNT SUMMARY
    Total Available Funds
    ----------------------
    Principal and Interest Payments Received (including Prepayments)                                                  3,654,917.17
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                       66,299.95
    Current Monthly Interest Shortfall/Excess                                                                            -5,656.86
    Recoup of Collection Expenses                                                                                            89.50
    Amount of Withdrawal, if any, from Reserve Account                                                                        0.00
    Purchase Amounts for Repurchased Receivables                                                                              0.00

    TOTAL AVAILABLE FUNDS                                                                                             3,715,649.76

II. SIMPLE INTEREST EXCESS OR SHORTFALLS
    Amount of Interest Payments Due During the Collection Period for Receivables                                        642,610.94
    Amount of Interest Payments Received During the Collection Period for Receivables                                   648,267.80
    Amount of Current Month Simple Interest Excess/Shortfall                                                             -5,656.86

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS
    Specified Reserve Account Balance (2% of the preceding Collection Period Pool Balance, not less than .75%
       of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)                  2,808,982.68
    Beginning Reserve Account Balance                                                                                 2,585,847.07
    Deposits to Reserve Account (only if Reserve Account is less than the Specified Reserve Account Balance)            112,574.77
    Withdrawals from Reserve Account (to the extent that there are shortfalls on payments of Interest or Principal)           0.00
    Reserve Account Investment Earnings                                                                                   2,359.25
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account Balance
       and over-collateralization amounts have been met)                                                                       0.00
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)             2,585,847.07
    Total Ending Reserve Balance                                                                                      2,700,781.09

IV. COLLECTIONS ON RECEIVABLES
a)	Interest and Principal Payments Received
------------------------------------------
    Interest Payments Received                                                                                          648,267.80
    Scheduled Principal Payments Received                                                                               602,185.08
    Principal Prepayments Received                                                                                    2,404,464.29
    Total Interest and Principal Payments Received                                                                    3,654,917.17

b)	Liquidation Proceeds
--------------------
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                      71,411.25
       minus Reasonable Expenses                                                                                          5,111.30
    Net Liquidation Proceeds                                                                                             66,299.95
    Amount Allocable to Interest                                                                                              0.00
    Amount Allocable to Principal                                                                                        66,299.95

c)	Purchase Amount - Loans Repurchased from Trust
----------------------------------------------
    Amount Allocable to Interest                                                                                              0.00
    Amount Allocable to Principal                                                                                             0.00

    TOTAL COLLECTED FUNDS                                                                                             3,721,217.12

V.   CALCULATION OF SERVICING AND TRUSTEE FEES
     Pool Balance of Receivables as of the First Day of Collection Period                                            87,186,321.29
     multiplied by Servicer Fee Rate                                                                                         0.50%
     divided by Months per Year                                                                                                 12
     SERVICING FEE AMOUNT                                                                                                36,327.63

     TRUSTEE FEE AMOUNT (CONSTANT MONTHLY FIGURE)                                                                           708.33

VI.  POOL BALANCE AND PORTFOLIO PERFORMANCE
a)	  Pool Balance
  -------------
     Initial Pool Balance                                                                                           374,531,023.45
     Pool Balance as of Preceding Accounting Date                                                                    87,186,321.29
     Pool Balance as of the Current Accounting Date                                                                  84,090,781.68
     Age of Pool in Months                                                                                                      61

a.2) Aggregate Note Balance
     -----------------------
     Aggregate Note Balance as of Preceding Accounting Date                                                          86,314,458.08
     Aggregate Note Balance as of Current Accounting Date                                                            83,249,873.86

b)   Default and Delinquency Performance (including Repossessions and Bankruptcies)
     ------------------------------------------------------------------------------
            Current Month               Number of Loans             Principal Balance            Percentage
           ---------------              ---------------             -----------------            ----------
         30-59 Days Delinquent                 25                        386,710.40                 0.460%
         60-89 Days Delinquent                  4                        158,210.13                 0.188%
         90-119 Days Delinquent                 5                        151,151.38                 0.180%
         120+ Days Delinquent                   0                              0.00                 0.000%
         Defaults for Current Period            3                         88,890.24                 0.106%
         Cumulative Defaults                  465                     17,071,650.21                 4.558%
         Cumulative Recoveries                                         7,738,495.26                 2.066%

     Current Period Realized Losses
     -------------------------------
     Current Month Realized Losses                                                                                       88,890.24
     Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                       0.024%
     Preceding Realized Losses                                                                                          113,907.98
     Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                     0.030%
     Second Preceding Realized Losses                                                                                   227,935.36
     Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                              0.061%
     Cumulative Realized Losses                                                                                       9,333,154.95
     Cumulative Realized Losses as Percentage of Initial Pool Balance                                                       2.492%

VII.   DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT
       Total Pool Factor                                                                                                0.22452287
       Note Pool Factor                                                                                                 0.22227766

a)     Monthly Servicing Fee and any unpaid servicing fee from prior Monthly Payment Dates                               36,327.63
       Servicer Reimbursements for Mistaken Deposits or Posting of Checks Returned for Insufficient Funds (not
         Otherwise Reimbursed to Servicer)                                                                                    0.00

b)	   Noteholders' Monthly Interest Distributable Amount
   ---------------------------------------------------
               Class A-1                                                                                                      0.00
               Class A-2                                                                                                      0.00
               Class A-3                                                                                                      0.00
               Class A-4                                                                                                      0.00
               Class A-5                                                                                                 82,322.48
               Class A-6                                                                                                314,456.13
               Class B                                                                                                   55,943.93
               Class C                                                                                                   49,440.60

      Noteholders' Monthly Principal Distributable Amount
      ---------------------------------------------------
                                                                                            Noteholders' Monthly
                                                                        Beginning         Principal Distributable         Ending
                                                                        Balance                   Amount                 Balance
                                                                      -----------          -----------------------      ----------
               Class A-1                                                     0.00                        0.00                 0.00
               Class A-2                                                     0.00                        0.00                 0.00
               Class A-3                                                     0.00                        0.00                 0.00
               Class A-4                                                     0.00                        0.00                 0.00
               Class A-5                                            14,613,458.08                3,064,584.22        11,548,873.86
               Class A-6                                            54,847,000.00                        0.00        54,847,000.00
               Class B                                               9,363,000.00                        0.00         9,363,000.00
               Class C                                               7,491,000.00                        0.00         7,491,000.00

c) Recaptured Principal from Overcollateralization                                                                       30,955.39
   Excess Spread Received                                                                                                81,619.38

VIII. POOL STATISTICS
      Weighted Average Coupon (WAC)                                                                                          8.92%
      Weighted Average Remaining Maturity (WAM)                                                                                120


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Recaptured Principal+Reserve Deposit)                          3,715,649.76
Plus:     Trustee Fee                                                                                                       708.33

TOTAL WIRE TO CHASE                                                                                                   3,716,358.09

Amount Due To Servicer (Excess Spread and Recoup of O/C)                                                                      0.00